UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 8, 2026

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.

(Exact name of registrant as specified in charter)

Maryland	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Main Street, Suite 400, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FREVS	OTC Pink Market
Preferred Stock Purchase Rights (1)

(1)	Registered pursuant to Section 12 (b) of the Act pursuant to a form 8-A filed by the registrant on August 3, 2023. Until the Distribution Date (as defined in the registrant’s Stockholder Rights Agreement dated July 31, 2023) the Preferred Stock Purchase Rights will be transferred with and only with the shares of the registrant’s Common Stock to which the Preferred Stock Purchase Rights are attached.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

Purchase and Sale Agreement

On April 8, 2026, First Real Estate Investment Trust of New Jersey, Inc. (the “Trust” or the “Seller”) entered into a Purchase and Sale Agreement (the “Agreement”) with an affiliate of Regency Centers Corporation (the “Purchaser”), pursuant to which the Seller will sell to the Purchaser 100% of Seller’s ownership interests in the Franklin Crossing shopping center located at 814-860 Franklin Avenue, Franklin Lakes, New Jersey, (“Franklin Crossing”) in exchange for the purchase price of $27,000,000, subject to the terms and conditions of the Agreement.

Upon signing the Agreement, the Purchaser delivered into escrow a deposit in the amount of $1,000,000 (the “Initial Franklin Crossing Deposit”), which is only refundable during the 30-day due diligence period immediately following the signing. After the expiration of this period on May 8, 2026, the Initial Franklin Crossing Deposit becomes non-refundable except in connection with certain rights to terminate the Agreement. If the Purchaser elects to proceed with the transaction after the expiration of the 30-day due diligence period, the Purchaser is obligated to deposit into escrow an additional amount of $1,000,000, which is non-refundable except in connection with certain rights to terminate the Agreement.

The Agreement contains customary representations, warranties and indemnity provisions. The parties’ respective obligations under the Agreement are subject to certain customary conditions and termination rights, including the right of either the Seller or the Purchaser to terminate the Agreement if the closing has not occurred on or before August 15, 2026. There is no financing contingency under the Agreement.

The Board of Directors of the Trust (the “Board”) unanimously approved the Agreement and the transaction contemplated thereby which is expected to close in the third fiscal quarter of 2026.

The foregoing summary of the material terms of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Agreement has been included as an exhibit to provide information regarding its terms. The inclusion of the Agreement as an exhibit is not intended to provide any other factual information about the Trust or the Purchaser. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement as of the specific date therein, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for purposes of allocating contractual risk among the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.

Forward-Looking and Cautionary Statements

This current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; the Trust’s ability to satisfy the conditions to closing and complete the proposed transaction; the Trust’s dependence upon its external manager to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real estate-related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of the Trust’s properties, potential illiquidity of the Trust’s remaining real estate investments, condemnations, and potential damage from natural disasters); the financial performance of the Trust’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Trust and its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with the Trust’s failure to maintain status as a REIT under the Internal Revenue Code of 1986, as amended; and other additional risks discussed in the Trust’s annual report on Form 10-K for the fiscal year ended October 31, 2025 or quarterly report on Form 10-Q for the fiscal quarter ended January 31, 2026 filed with the SEC. The Trust expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Purchase and Sale Agreement by and between First Real Estate Investment Trust of New Jersey, Inc. and Regency Centers Acquisition, LLC dated April 8, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: April 9, 2026

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement by and between First Real Estate Investment Trust of New Jersey, Inc. and Regency Centers Acquisition, LLC dated April 8, 2026.